Exhibit 10.40

                                 PROMISSORY NOTE                      Appendix D

$_______________                                        Due:  __________________

                                      Highland Park, Illinois,  __________, 19__

     On _______________, The SoftNet Systems, Inc. ("SSI") for value received, promises to pay to the order of ________________ ("Lender"), the principal amount of ____________________________ DOLLARS ($__________) with interest in arrears thereon from the date hereof until paid at a rate per annum equal to _____ percent (__%). All interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days and shall be payable at maturity. The undersigned shall have the right to repay this Note in full or in part at any time.

     Notwithstanding anything to the contrary herein contained, in the event that, prior to the scheduled maturity of this Note, (i) SSI shall agree to be recapitalized by reclassifying its common stock, or consolidate or merge with or convey all or substantially all of its property and assets to any other corporation or corporations in exchange for stock or securities of a successor corporation, or (ii) SSI agrees to sell all or substantially all of its assets, then, in the case of any transaction specified in clause (i) of this sentence, all principal and interest hereunder shall become due and payable upon the consummation of any such transaction and, in the case of a sale of all or substantially all of its assets, all cash proceeds received by SSI (after payment of closing costs, taxes, legal fees and like expenses and the satisfaction of any indebtedness secured by the assets sold) shall be applied, first, to pay accrued interest and, thereafter, to repay outstanding principal. SSI shall give Lender not less than five (5) days prior notice of any proposed transaction of a type described in the preceding sentence.

     As additional consideration for the loan made hereunder, SSI agrees to simultaneously execute and deliver a Warrant to Purchase its Common Stock, $.01 par value, to Lender for the right to purchase _______ common shares of SSI at $1.75 per share until __________________ (the "Warrant").

     If SSI shall fail to pay, when due, any amount payable with respect to any of the liabilities or to perform any other obligation to Lender, including SSI's failure to include Lender's Warrant Shares in any Registration Statement or permit Lender to sell its Warrant Shares thereunder, except as otherwise permitted by the terms of the Warrant, such event shall constitute a Default hereunder. Upon Default, this Note and all other liabilities may (notwithstanding any provisions thereof), at the option of Lender, and without demand or notice of any kind, be declared, and thereupon immediately shall become, due and payable. The undersigned agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by Lender in endeavoring to collect any of the liabilities.

     Additional consideration:  If note is not repaid in full on
_____________________, stock holder is entitled to an additional ________ warrants at a price of $____. This note will be due and payable
_________________.

     The undersigned hereby expressly waives presentment, demand, notice of dishonor, protest and, to the fullest extent permitted by applicable law, any and all other notices, advertisements, hearings or process of law in connection with the exercise by Lender of any of its rights and remedies upon Default.

     The undersigned hereby authorizes, irrevocably, any attorney of any court of record to appear for the undersigned in such court, in term time or vacation, at any time after Default hereunder, and confess judgment without process in favor of Lender for such amount as may appear to be unpaid thereon, together with reasonable costs of collection, including reasonable attorneys' fees and legal expenses, and to waive and release all errors which may intervene in any such proceedings, and consent to immediate execution upon such judgment, hereby ratifying and confirming all that said attorney may do by virtue hereof.

     The loan evidenced hereby has been made, and this Note has been delivered, at Highland Park, Illinois, and shall be governed by and construed in accordance with the laws of the State of Illinois, except that the Warrants and underlying common shares shall be governed in accordance with the laws of the State of New York. Wherever possible, each provision of the Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.


                              By:
                                   John I. Jellinek
                                   President and CEO